UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2004

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14303	36-3161171

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dauch Drive, Michigan	48211-1198

(Address of principal executive offices)	(Zip Code)

(313) 758-2000

(Registrant’s telephone number, including area code)

Item 5. Other Events.

     On April 5, 2004, American Axle & Manufacturing Holdings, Inc. issued a press release announcing the resignation of Robin J. Adams, Executive Vice President — Finance & Chief Financial Officer (CFO) and the appointment of Treasurer Michael K. Simonte as acting CFO until a permanent CFO is named.

Item 7. Financial Statements and Exhibits.

Exhibit 99.1	Press Release of American Axle & Manufacturing Holdings, Inc. dated April 5, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
(Registrant)

Date: April 5, 2004

By:	/s/ Patick S. Lancaster
Patrick S. Lancaster
Vice President, Chief Administrative Officer & Secretary

EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press Release dated April 5, 2004